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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



To Pratt Hotel Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-59624.



                                                 ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 27, 1996